CONDENSED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Jun. 30, 2014	Dec. 31, 2013	Dec. 31, 2012
Common stock, par value (in dollars per share)	$ 0.00001	$ 0.00001	$ 0.00001
Common stock, shares authorized	100,000,000	300,000,000	250,000,000
Common stock, shares issued	24,137,177	18,682,310	6,041,946
Treasury stock, shares	2,284	2,284	2,284
Allowance for Doubtful Accounts Receivable, Current	$ 20	$ 16	$ 0
Accounts Receivable Related Parties Net Current	478	470
Allowance for Doubtful Other Receivables, Current	$ 10	$ 10
Series A Convertible Preferred Stock [Member]
Preferred stock, par value (in dollars per share)	$ 0.00001	$ 0.00001	$ 0.01
Preferred stock, shares authorized	10,000,000	10,000,000	25,000,000
Preferred stock, shares issued	0	0	0
Preferred stock, shares outstanding	0	0	0